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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 7, 2006


                                   UWINK, INC.
               (Exact name of Registrant as specified in charter)


            Utah                     000-29217                  87-0412110
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)          Identification Number)

                              12536 BEATRICE STREET
                          LOS ANGELES, CALIFORNIA 90066
                    (Address of principal executive offices)

Registrant's telephone number, including area code: 310-827-6900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13(e)-4(c))

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ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

                  On March 7, 2006, uWink, Inc.'s (the "Registrant") Chief Executive Officer concluded that the Registrant's previously issued financial statements for the fiscal year ended December 31, 2004 and the first three quarters of 2004 and 2005 should not be relied upon because of errors in those financial statements. For further information, please see Item 4.02(a) below.

ITEM 4.02(A).     NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS.

                  On March 7, 2006, the Registrant's Chief Executive Officer concluded that its previously issued financial statements for the fiscal year ended December 31, 2004 and the first three quarters of 2004 and 2005 should not be relied upon because of errors in those financial statements. As discussed below, the Company has restated its fiscal year 2004 financial statements and filed the restated fiscal year 2004 financial statements in the Form 10-KSB for the 2005 fiscal year filed on April 17, 2006. In addition, the Company will restate its financial statements for the first three quarters of 2004 and 2005 and file amended quarterly reports for 2004 and 2005 as soon as practicable. The Registrant's Chief Executive Officer and Chief Financial Officer discussed the matters disclosed in this filing with the Registrant's independent accountants.

                 Subsequent to the issuance of the Registrant's financial statements as of and for the year ended December 31, 2004, as reported in the Registrant's Form 10-KSB filed on March 31, 2005, the Registrant engaged in a comprehensive re-audit of its financial condition and results of operations as of and for the year ending December 31, 2004.

                  Pursuant to this re-audit, the Registrant discovered a number of errors in its 2004 financial statements, as originally filed. As a result, the Registrant restated its 2004 financial statements and presented the restated 2004 financial statements in the Form 10-KSB for the 2005 fiscal year filed by the Registrant on April 17, 2006.

                   The financial statements in the Registrant's quarterly reports on Forms 10-QSB for 2004 reflect the erroneous accounting discovered during the re-audit and therefore should no longer be relied upon. In addition, the financial statements in the Registrant's quarterly reports on Forms 10-QSB for 2005 should no longer be relied upon because the restatement of the 2004 financial statements necessitated adjustments to the Registrant's 2005 financial statements. The financial statements for the fiscal year ended December 31, 2005 presented in the Registrant's Form 10-KSB for 2005 filed on April 17, 2006 fully reflect the effect of the adjustments required to the 2005 financial statements as a result of the restatement of the 2004 financial statements.

                  The material errors discovered by the Registrant during the re-audit of its 2004 financial statements are set forth below.


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                  In respect of its revenue for the fiscal year ended December
31, 2004, the Registrant determined that $200,200 was incorrectly recorded as revenue. This $200,200 related to the potential licensing of Bear Shop technology to Bell-Fruit Games of the United Kingdom. The revenue was booked prematurely prior to the entry into definitive documentation relating to the transaction. The transaction was subsequently finalized in early 2005 as a licensing transaction with a $24,980 advance against royalty payments based on future sales. The $24,980 payment received in 2005 was booked as an advance from customers on the December 31, 2005 balance sheet. In addition, the Registrant, in consultation with its external auditors, determined that, given the software problems associated with the original Microsoft Windows version of the Bear Shop machines sold in 2004, a $150,000 provision for sales returns should have been recorded at December 31, 2004. The Registrant also discovered that $62,249 of Snap! and Bear Shop machines shipped to distributors on consignment was incorrectly recorded as revenue and should have been recorded as consignment inventory. The Registrant also determined to reduce revenue by an additional $10,114 to properly record customer credits in 2004 rather than 2005. As a result, the Registrant is restating its 2004 financial statements to reverse the amounts incorrectly booked as revenue and to record the provision for sales returns. The effect of this restatement is to reduce revenue by $422,563 and cost of goods sold by $44,845 (including approximately $6,000 of vendor credits recorded in 2004 rather than 2005); and to increase inventory by $39,223. These adjustments, combined with a reduction in the bad debt reserve of $44,848 resulting from the lower, restated level of accounts receivable, also resulted in a reduction in accounts receivable of $377,741.

                  The Registrant also determined that the market price used to value shares of its common stock issued for certain services in 2004 was incorrect and that, as a result, the expense relating to such services was undervalued by $90,000. In addition, the Registrant, in consultation with its external auditors, determined that 150,000 warrants to purchase common stock issued to a public relations firm in 2004 were issued for services rather than in connection with a financing and that, as a result, financial consulting expense of $474,216 based on the Black Scholes value of those warrants should be recorded. In addition, the Registrant determined that the calculation of 2004 nominal stock option expense was incorrect and, in consultation with its external auditors, determined that nominal stock option expense was more properly classified as an administrative expense under selling, general and administrative expenses rather than other expense. As a result, the Registrant is restating its 2004 financial statements to record the additional expense and to restate and reclassify nominal stock option expense as selling, general and administrative expenses. The effect of this restatement, together with certain additional adjustments to selling, general and administrative expenses and other income (expense), is to increase selling, general and administrative expenses by $805,030 and increase other income (expense) by $186,406.

                  Furthermore, the Registrant determined that there was insufficient documentation to support recording a gain on the settlement of debt in respect of certain of its accounts payable in 2004. As a result, the Registrant determined to restate gain on settlement of debt income for 2004. The effect of this restatement is to reduce gain on settlement of debt income by $38,961.


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                  The Registrant also determined that the beneficial conversion feature on $225,003 of convertible notes issued in November and December 2004 was overstated by $182,144 as a result of an incorrect conversion price being used in the beneficial conversion feature calculation and that a $50,000 convertible note issued to a director of the Registrant was a related party transaction and, therefore, should be reclassified from convertible notes to due to related parties. As a result, the Registrant determined to restate convertibles notes and due to related parties on the balance sheet as of December 31, 2004 and to restate debt discount amortization expense for 2004. The effect of this restatement is to increase convertible notes by $119,348; increase due to related parties by $50,000; and reduce debt discount expense by $12,797.

                  The $90,000 increase in the value of common stock issued for services, the recording of $474,216 in expense relating to warrants issued for services, the restatement of nominal stock option expense ($44,599 effect on additional paid in capital) and the $182,144 correction of the beneficial conversion feature on $225,003 of convertible notes, each described above, resulted in an increase in the additional paid in capital account of $426,691 (taking into account $21 of additional adjustments). In addition, the Registrant determined that common stock certificates relating to $176,808 of equity capital previously received were still to be issued as of December 31, 2004 and, as a result, the Registrant reclassified $176,808 of additional paid in capital to the shares to be issued account in the stockholder's deficit section of the balance sheet at December 31, 2004 (shares to be issued amounted to $176,930 on the restated balance sheet, taking into account an additional reclassification of $120 from the common stock account). The foregoing adjustments resulted in a restatement of additional paid in capital to the effect of increasing additional paid in capital by an aggregate of $249,883.

                  The Registrant also determined that the weighted average common shares outstanding calculation for 2004 was incorrect. As a result, the Registrant restated the weighted average common shares outstanding for 2004. The effect of this restatement is to reduce the weighted average common shares outstanding for 2004 by 1,662,706.

                  Finally, the Registrant, in consultation with its external auditors, determined that the cash invested in a deposit relating to the Registrant's pursuit of the assets of Sega Gameworks out of bankruptcy was more properly classified as an investing activity rather than an operating activity. As a result, the Registrant determined to reclassify the cash effect of Deposits
- Sega Gameworks to cash flow from investing activities from cash flow from operating activities. As a result, cash flow from operating activities was increased by $615,000 and cash flow from investing activities was reduced by $615,000 on the restated 2004 statement of cash flows.

                  The following presents the effect on the Registrant's previously issued financial statements for the year ended December 31, 2004. THE TABLES SET FORTH BELOW ONLY PRESENT THOSE ACCOUNTS THAT WERE AFFECTED BY THE RESTATEMENT. FOR A FULL COMPARISON OF THE 2004 FINANCIAL STATEMENTS AS ORIGINALLY FILED AND AS RESTATED, PLEASE REFER TO THE REGISTRANT'S ANNUAL REPORT ON FORM 10-KSB FOR THE 2005 FISCAL YEAR FILED ON APRIL 17, 2006.


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
Balance sheet at December 31, 2004:


                                                                             PREVIOUSLY          INCREASE
                                                                              REPORTED           (DECREASE)         RESTATED
                                                                            -------------------------------------------------

     Cash and cash equivalents                                              $     58,307              (965)           57,342
     Account receivable,
     net of allowance for doubtful accounts of $140,630 and $95,782              659,751          (377,741)          282,010
     Inventory, net of obsolescence reserve of $370,400 and $370,400             480,447            39,223           519,670
     Prepaid expenses and other current assets                                    72,890           (22,500)           50,391
                                                                            -------------------------------------------------
TOTAL CURRENT ASSETS                                                           2,239,588          (361,982)        1,877,606
PROPERTY AND EQUIPMENT, NET OF ACCUMULATED
     DEPRECIATION OF $400,478 AND $400,478, RESPECTIVELY                         151,450              (494)          150,956
CAPITALIZED SOFTWARE DEVELOPMENT COSTS, NET OF
     ACCUMULATED AMORTIZATION OF $830,617 AND $826,370, RESPECTIVELY             225,289           (24,092)          201,197
                                                                            -------------------------------------------------
TOTAL ASSETS                                                                $  2,616,327          (386,568)        2,229,759
                                                                            =================================================

CURRENT LIABILITIES
     Accounts payable                                                       $    821,996             2,621           824,617
     Accrued expenses                                                            128,477             7,130           135,608
     Due to related parties                                                      417,139            50,000           467,139
     Convertible note payable, net of discounts of $206,253 and $36,905          168,750           119,348           288,098
                                                                            -------------------------------------------------
TOTAL CURRENT LIABILITIES                                                      2,331,781           179,102         2,510,882
                                                                            -------------------------------------------------

STOCKHOLDERS' DEFICIT
     Common stock                                                                 10,736              (120)           10,616
     Additional paid-in capital                                               20,814,442           249,883        21,064,324
     Accumulated deficit                                                     (20,540,633)         (992,360)      (21,532,993)
     Shares to be Issued                                                              --           176,930           176,930
                                                                            -------------------------------------------------
TOTAL STOCKHOLDERS' DEFICIT                                                      284,545          (565,668)         (281,123)
                                                                            -------------------------------------------------

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT                                 $  2,616,327          (386,568)        2,229,759
                                                                            =================================================


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Statement of operations for the year ended December 31, 2004:


                                                        PREVIOUSLY          INCREASE
                                                         REPORTED           (DECREASE)        RESTATED
                                                       -------------------------------------------------

NET SALES                                              $  1,819,978          (422,563)        1,397,415
COST OF SALES                                             1,179,576           (44,845)        1,134,731
                                                       -------------------------------------------------
GROSS PROFIT                                                640,402          (377,718)          262,684
                                                       -------------------------------------------------
OPERATING EXPENSES
      Selling, general and administrative expenses        4,027,205           805,030         4,832,235
      Research and development                              355,315            (3,984)          351,332
                                                       -------------------------------------------------
TOTAL OPERATING EXPENSES                                  4,382,520           801,047         5,183,567
                                                       -------------------------------------------------
LOSS FROM OPERATIONS                                     (3,742,118)       (1,178,766)       (4,920,883)
                                                       -------------------------------------------------
OTHER INCOME (EXPENSE)
      Debt discount expense                                (157,469)           12,797          (144,672)
      Nominal Stock Option Expense                         (221,236)          221,236                --
      Gain on settlement of debt                            397,256           (38,961)          358,295
      Interest expense                                      (65,226)           (8,666)          (73,892)
                                                       -------------------------------------------------
TOTAL OTHER INCOME (EXPENSE)                                (24,082)          186,406           162,324
                                                       -------------------------------------------------
LOSS BEFORE PROVISION FOR INCOME TAXES                   (3,766,200)         (992,399)       (4,758,599)
NET LOSS                                               $ (3,769,322)         (992,360)       (4,761,682)
NET LOSS PER COMMON SHARE - BASIC AND DILUTED          $      (0.35)            (0.17)            (0.52)
                                                       =================================================

WEIGHTED AVERAGE COMMON SHARES
      OUTSTANDING - BASIC                                10,737,051        (1,662,706)        9,074,345


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Statement of cash flows for the year ended December 31, 2004:


                                                                                     PREVIOUSLY        INCREASE
                                                                                      REPORTED         (DECREASE)       RESTATED
                                                                                    ----------------------------------------------

CASH FLOW FROM OPERATING ACTIVITIES:
    Net loss                                                                        $(3,769,322)        (992,360)     $(4,761,682)
    Adjustment to reconcile net loss to net cash used in operating activities:
        Amortization of debt discount on convertible note payable                       157,469           10,389          167,858
        Amortization of options issued below market price                               129,066           44,599          173,665
        Depreciation and amortization expense                                           168,414           (4,247)         164,167
        Bad debt allowance                                                              140,630          (44,848)          95,782
        Issuance of warrants for services                                                    --          474,216          474,216
        Issuance of common stock for payroll and exercise of options                         --          144,975          144,975
        Issuance of common stock for services                                           456,963           56,150          513,113
        Inventory obsolescence reserve                                                  319,149            1,250          320,400
    Changes in operating assets and liabilities:
      Accounts receivable net of provision for sales returns of $150,000
         as restated                                                                   (668,961)         423,326         (245,635)
      Inventory                                                                        (301,311)        (359,623)        (660,934)
      Deposits-Sega Gameworks                                                          (615,000)         615,000               --
      Deposits                                                                          (23,403)          22,500             (903)
      Prepaid expenses and other current assets                                         (27,270)            (686)         (27,956)
      Accounts payable                                                                  147,726          (95,476)          52,250
      Accrued expenses                                                                  (61,673)         128,666           66,993
      Advances from Customers                                                           (59,722)         125,000           65,278
                                                                                    ----------------------------------------------
Net cash used in operating activities                                                (4,512,706)         548,832       (3,963,874)
                                                                                    ----------------------------------------------

CASH FLOW FROM INVESTING ACTIVITIES:
    Payment for property and equipment                                                  (88,750)             494          (88,256)
    Payment for capitalized product development costs                                  (275,294)          28,339         (246,955)
    Deposits - Sega Gameworks                                                                --         (615,000)        (615,000)
                                                                                    ----------------------------------------------
Net cash used in investing activities                                                  (364,044)        (586,167)        (950,211)
                                                                                    ----------------------------------------------

CASH FLOW FROM FINANCING ACTIVITIES:
    Proceeds from debt, net of conversion into common stock                           1,069,574         (279,574)         790,000
    Proceeds from advances from related parties                                         132,000          277,727          409,727
    Proceeds from issuance of common stock                                            2,977,672           20,498        2,998,170
    Payment of offering costs                                                          (400,360)          17,718         (382,642)
                                                                                    ----------------------------------------------
Net cash provided by financing activities                                             3,778,886           36,369        3,815,255
                                                                                    ----------------------------------------------

NET DECREASE IN CASH AND CASH EQUIVALENT                                             (1,097,863)            (967)      (1,098,830)


CASH AND CASH EQUIVALENTS, END OF PERIOD                                            $    58,307             (965)     $    57,342
                                                                                    ==============================================

SUPPLEMENTAL DISCLOSURES OF NON-CASH FINANCING ACTIVITIES

    Issuance of common stock for services                                           $   481,963           31,150      $   513,113
                                                                                    ==============================================


         The net effect of the restatement is an increase of $1,178,766 in loss from continuing operations, and an increase of $992,360 in net loss for the fiscal year ended December 31, 2004. As a result, basic and diluted loss per share from continuing operations increased by $0.19 per share, and basic and diluted net loss per share increased by $0.17 per share for the fiscal year ended December 31, 2004.


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UWINK, INC.



       /s/ Peter Wilkniss
---------------------------------------
Peter Wilkniss, Chief Financial Officer
Dated:  May 26, 2006


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